                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant                       (X)
Filed by a Party other than the Registrant    ( )


Check the appropriate box:

( ) Preliminary Proxy Statement               ( ) Confidential, for Use of the
(X) Definitive Proxy Statement                    Commission Only (as permitted
( ) Definitive Additional Materials               by Rule 14c-6(e)(2)
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                             PILGRIM MAYFLOWER TRUST

                (Name of Registrant as Specified in Its Charter)
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)      Total fee paid:
--------------------------------------------------------------------------------
( )      Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

--------------------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)      Filing Party:

--------------------------------------------------------------------------------
(4)      Date File

                      PILGRIM RESEARCH ENHANCED INDEX FUND
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180


                                  June 6, 2001



Dear Shareholder:

         On behalf of the Board of Trustees of Pilgrim Research Enhanced Index Fund (the "Fund"), I am inviting you to a Special Meeting of the Shareholders of the Fund to be held at 8:00 a.m., local time, on July 24, 2001, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

         At the meeting, Shareholders will be asked to approve a new Sub-Advisory Agreement for the Fund between ING Pilgrim Investments, LLC, the Adviser of the Fund, and Aeltus Investment Management, Inc. ("Aeltus"). If approved, Aeltus will serve as the new Sub-Adviser to the Fund and replace the current Sub-Adviser. The new Sub-Advisory Agreement requires Shareholder approval.

         After reviewing the proposal, your Board of Trustees unanimously approved the proposal and recommends that Shareholders vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY 23, 2001.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,



                                       /s/ JAMES M. HENNESSY



                                       JAMES M. HENNESSY
                                       Chief Executive Officer and President

                      (This Page Intentionally Left Blank)

                      PILGRIM RESEARCH ENHANCED INDEX FUND
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180


      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 2001


To the Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Pilgrim Research Enhanced Index Fund (the "Fund"), a series of Pilgrim Mayflower Trust, is scheduled for July 24, 2001, at 8:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

I. To approve a new Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc., with no change in the sub-advisory fee payable to the Sub-Adviser.

II. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

Shareholders of record as of the close of business on May 25, 2001 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                       By Order of the Board of Trustees,



                                       /s/ KIMBERLY A. ANDERSON


                                       KIMBERLY A. ANDERSON,
                                       Secretary



Dated:  June 6, 2001

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      PILGRIM RESEARCH ENHANCED INDEX FUND

                                 PROXY STATEMENT

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 2001

         A Special Meeting (the "Meeting") of Shareholders of Pilgrim Research Enhanced Index Fund (the "Fund"), a series of Pilgrim Mayflower Trust (the "Trust"), is scheduled for July 24, 2001, at 8:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, for the following purposes:

I. To approve a new Sub-Advisory Agreement between ING Pilgrim Investments, LLC ("ING Pilgrim Investments") and Aeltus Investment Management, Inc. ("Aeltus"), with no change in the sub-advisory fee payable to the Sub-Adviser.

II. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

         If the Proposal regarding the approval of the new Sub-Advisory Agreement is adopted by Shareholders of the Fund, Aeltus will become the sub-adviser to the Fund under the new Sub-Advisory Agreement and replace the current Sub-Adviser. The proposed Sub-Advisory Agreement is discussed below.


         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 8, 2001.


                                 PROPOSAL NO. 1
                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT


         The Fund and ING Pilgrim Investments, Adviser to the Fund, wish to retain the services of Aeltus as the new Sub-Adviser to the Fund. If approved by Shareholders, Aeltus would replace the current Sub-Adviser. The sub-advisory agreement with the current Sub-Adviser will terminate effective July 31, 2001. Aeltus would serve the Fund under a Proposed Sub-Advisory Agreement between ING Pilgrim Investments and Aeltus, which is included as Appendix A.


         The Fund's Board of Trustees, including all the Trustees who are not interested parties to the Proposed Sub-Advisory Agreement or interested persons of such parties (hereinafter, "Independent Trustees"), unanimously voted to approve the Proposed Sub-Advisory Agreement at a meeting held on May 9, 2001. ING Pilgrim Investments recommended engaging Aeltus to the Board.

         If the Proposed Sub-Advisory Agreement is approved by Shareholders of the Fund, it will take effect on August 1, 2001. It will remain in effect until September 1, 2002, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

INFORMATION ABOUT AELTUS

         Aeltus Investment Management, Inc. is a Connecticut corporation organized in 1972. It currently has its principal offices at 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is an indirect wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING Groep

N.V. ("ING Group")(NYSE:ING), and is under common control with ING Pilgrim Investments, which is also an indirect wholly-owned subsidiary of ING Group. See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officer and the general partners of Aeltus. Also see Appendix C for information about other investment companies advised by Aeltus with investment objectives similar to those of the Fund. Aeltus is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Group is a global financial institution that is active in the fields of insurance, banking, and asset management, with locations in more than 65 countries and approximately 100,000 employees.

RELATIVE PERFORMANCE


         The following table permits you to compare the performance of Aeltus with that of the current Sub-Adviser and a pertinent index of securities. The table shows, for the periods that a fund has operated, the annual total return for (a) the Pilgrim Research Enhanced Index Fund under the current sub-adviser,
(b) the Aetna Index Plus Large Cap Fund, (c) the Aetna Index Plus Large Cap VP, and (d) the Standard and Poor's 500 Composite Stock Price Index ("S&P 500").
The Aetna funds are the only mutual funds for which Aeltus serves as the adviser that have "enhanced index" strategies that are substantially similar to the strategies of the Fund. Total return for both funds is presented for Class A shares, without the assessment of any sales load, and assuming reinvestment of all dividends and capital gain distributions at net asset value. Each fund's past performance is not an indication of its future performance.


         The chart reveals that Aeltus has outperformed the current sub-adviser in both 1999 and 2000, and was more competitive with the index.



Year            Pilgrim Research-          Aetna Index Plus Large     Aetna Index Plus Large
or              Enhanced Index Fund -      Cap Fund Class A -         Cap VP - Proposed          S & P 500
Period          Current Sub-Adviser(1)     Proposed Sub-Adviser(1)    Sub-Adviser(1)             Index(2)
------          ----------------------     -----------------------    -----------------------    ---------

1/01/01-
3/31/01              (11.87)%                   (12.83)%                   (12.67)%               (11.85)%
2000                 (12.79)%                    (9.72)%                    (9.41)%                (9.11)%
1999                  18.59 %(3)                 24.28%                     24.30%                 21.04%
1998                    N/A                      32.12%(4)                  31.60%                 28.57%
1997                    N/A                        N/A                      33.89%(5)              33.36%




-------------------



1 Performance is presented for Class A shares without imposition of any sales load. Performance would be less if sales load were assessed. The ratios of expenses to average daily assets for the most recently completed fiscal year was 1.37 % for the Pilgrim Research Enhanced Index Fund, 0.91% for the Aetna Index Plus Large Cap Fund Class A, and 0.44% for the Aetna Index Plus Large Cap VP. If the Fund's higher expenses were applied to the Aetna funds, their performance figures would have been lower.



2 The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. The S&P 500 had an inherent performance advantage over the funds, since the index has no cash in its portfolio and incurs no transactional or operating expenses.



3        The Fund commenced operations on December 30, 1998.



4        The Fund commenced operations on February 3, 1997.



5        The Portfolio commenced operations on September 16, 1996.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

         The terms of the Proposed Sub-Advisory Agreement are substantially similar to the terms of the current agreement. The Proposed Sub-Advisory Agreement, like the current Sub-Advisory Agreement, requires Aeltus to provide, subject to supervision by the Board of Trustees and ING Pilgrim Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreement also requires Aeltus to comply with ING Pilgrim Investment's portfolio manager operating policies and procedures.

         The fee payable to Aeltus, which will be paid by ING Pilgrim Investments and not by the Fund, will remain the same under the Proposed Sub-Advisory Agreement as under the current Sub-Advisory Agreement. The annual sub-advisory fee is 0.20% of the series' average daily net assets. The current Sub-Advisory Agreement, dated September 1, 2000, was most recently submitted to Shareholders for approval on August 18, 2000. The aggregate amount of investment sub-advisory fees paid by ING Pilgrim Investments to J.P. Morgan Investment Management Inc., the current Sub-Adviser, for the Fund's fiscal year ended October 31, 2000 was $ 497,672. Under the Proposed Sub-Advisory Agreement, Aeltus may enforce payment against the Fund if ING Pilgrim Investments fails to pay Aeltus all or a portion of the management fee under the Management Agreement when due.

         The advisory fee payable to ING Pilgrim Investments under its agreement with the Fund provides that ING Pilgrim Investments is paid an advisory fee at an annual rate of 0.70% of the daily net assets of the Fund. The proposal does not change this fee. ING Pilgrim Investments, and not the Fund, bears the expense of the sub-adviser.

         The Proposed Sub-Advisory Agreement provides that Aeltus is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. The Proposed Sub-Advisory Agreement also provides that under certain circumstances, a party to the agreement will indemnify the other party to the agreement against any and all losses, claims, damages, liabilities, or litigation to which the party may become subject under applicable laws, based on the other party's negligence, willful misfeasance, or bad faith, in the performance of its duties, or by reason of reckless disregard of its obligations and duties, provided, however, that in no case shall the indemnity protect a person against any liability to which such person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations under the agreement.

         As in the current Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement may be terminated at any time by a vote of the Board of Trustees to the Fund or by a vote of a majority of the outstanding voting securities and a majority of the Independent Trustees. The Proposed Sub-Advisory Agreement also may be terminated by the Investment Manager on sixty days' written notice or by the Sub-Adviser upon three months' written notice. If the Fund or Investment Manager requests additional time to find a replacement for the Sub-Adviser, the Sub-Adviser shall allow additional time, not to exceed three additional months beyond the initial three month period; provided, however, that the Sub-Adviser can terminate the contract at any time, if the Sub-Adviser or the Investment Manager is legally incapable of providing services under the contract. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

FACTORS CONSIDERED BY THE TRUSTEES


         In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement for the Fund and to recommend approval to Shareholders, the Board of Trustees considered several factors, including, but not limited to, the following: (1) the recommendation from the Fund's adviser, ING Pilgrim Investments, to engage Aeltus; (2) the nature and quality of the services to be rendered by Aeltus, including consideration of Aeltus' performance record on funds with policies that are substantially similar to those of the Fund; (3) Aeltus' resources and personnel; (4) the methodologies and discipline used by Aeltus in managing enhanced index portfolios; and (5) the reasonableness of the proposed sub-advisory fee, and the fact that there is no change from the current fee. The Board also considered the fact that ING Pilgrim Investments and Aeltus are affiliated with one another. After considering Pilgrim's recommendation and these other factors, and particularly the approach and performance of Aeltus, the Trustees concluded that engaging Aeltus as sub-adviser would be in the best interests of shareholders.


RECOMMENDATION OF TRUSTEES

         Based upon its review, the Board has determined that retaining Aeltus is in the best interests of the Fund and its Shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board of Trustees, including all of the Independent Trustees present at the meeting, unanimously approved the Fund's Proposed Sub-Advisory Agreement and voted to recommend its approval by the Fund's Shareholders.

VOTING REQUIRED

         Approval of this Proposal by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.



                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Trustees does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SOLICITATION OF PROXIES


         Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person, or by telephone, telegraph, facsimile, or oral communication. The Trust, on behalf of the Fund, has retained Georgeson Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The anticipated cost of the solicitation is $17,200. Shareholders of the Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.


         A Shareholder may revoke the accompanying proxy card at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any Shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the proposal and may vote in their discretion with respect to other matters not now known to the Board of the Trust that may be presented at the Special Meeting.

SHAREHOLDER REPORTS

         The Fund will furnish, without charge, a copy of the Annual Report regarding the Fund on request. Requests for such reports should be directed to ING Pilgrim Investments at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or at (800) 992-0180.

VOTING RIGHTS


         Each share of each class of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on May 25, 2001 (the "Record Date") will be entitled to be present and to give voting instructions for the Fund at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Fund had 18,778,512.698 shares outstanding.


         The Shareholders of a majority of the outstanding shares of the Fund on the Record Date, present in person or represented by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal, will vote against any adjournment those proxies required to be voted against the Proposal, and will not vote any proxies that direct them to abstain from voting on the Proposal.

         The Fund expects, that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

         If a Shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

         To the knowledge of the Trust, as of May 16, 2001, no current Trustee of the Trust owned 1% or more of the outstanding shares of the Fund and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

BENEFICIAL OWNERS

         There were no persons that owned beneficially 5% or more of the outstanding shares of any class of the Fund as of May 16, 2001.

PAYMENTS TO AFFILIATES

         Furman Selz Capital Management LLC ("Furman Selz") and ING Barings LLC ("ING Barings") are affiliated persons, as defined in the 1940 Act, of ING Pilgrim Investments because Furman Selz, ING Barings and ING Pilgrim Investments are all under the common control of ING Group. Information related to the brokerage commissions paid by the Fund, including commissions paid to Furman Selz and ING Barings, is set forth in the following table for the most recently completed fiscal year of the Fund.



                                                     AGGREGATE
                                  AGGREGATE       COMMISSIONS PAID
        NAME OF AFFILIATED    COMMISSIONS PAID     TO AFFILIATED        % PAID TO
              BROKER           TO ALL BROKERS          BROKER        AFFILIATED BROKER
              ------          ----------------    ----------------   -----------------

      Furman Selz                 $165,557              $745               0.45%
      ING Barings                 $165,557             $2,671              1.61%


EXPENSES

         The expenses in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses, will be shared equally by the Fund and by ING Pilgrim Investments (or an affiliate).


ADVISER, ADMINISTRATOR, AND DISTRIBUTOR



         ING Pilgrim Investments is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and serves as the investment adviser to the Fund. ING Pilgrim Group, LLC is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and serves as administrator to the Fund. ING Pilgrim Securities, Inc. is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and serves as distributor for the Fund.


EXECUTIVE OFFICERS OF THE TRUST

         Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of Shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of Shareholders must be submitted a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                       /s/ KIMBERLY A. ANDERSON
                                       KIMBERLY A. ANDERSON,
                                       Secretary




June 6, 2001
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
(800) 992-0180

                                                                      APPENDIX A

                              SUB-ADVISER AGREEMENT

         AGREEMENT made this ____ day of ________, 2001 between ING Pilgrim Investments, LLC, a Delaware limited liability company (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser").

         WHEREAS, Pilgrim Mayflower Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

         WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Fund may offer shares of additional series in the future;

         WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

         WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

         NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

         1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

         (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

         (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

         (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

         (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

         (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

         (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

         (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

         (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
     Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (c) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

         5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

         6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

         7. Compliance.

         (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

         (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

         (c) The Manager agrees that it shall promptly notify the Sub-Adviser
(1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

         9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

         10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

         11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

         12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

         13. Indemnification.

         (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

         (d) The Sub-Adviser shall not be liable under Paragraph (b) of this
Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         14. Duration and Termination.

         (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three
(3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

         In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12, and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

         (b) Notices.

         Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:

              Pilgrim Mayflower Trust
              7337 East Doubletree Ranch Road
              Scottsdale, Arizona  85258
              Attention:  Kimberly A. Anderson

         If to the Sub-Adviser:

              Aeltus Investment Management, Inc.
              10 State House Square
              Hartford, CT  06103-3602
              Attention:  Michael Geoffre

         15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         16. Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

         (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

         (g) This agreement may be executed in counterparts.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                             ING PILGRIM INVESTMENTS, LLC


                             By:
                                -------------------------------------


                                -------------------------------------
                                Title



                             AELTUS INVESTMENT MANAGEMENT, INC.


                             By:
                                -------------------------------------


                                -------------------------------------
                                Title

                                   Schedule A


SERIES                                        ANNUAL SUB-ADVISER FEE
------                                        ----------------------

Pilgrim Research Enhanced Index Fund          0.20% of the Series' average daily net assets.

                                                                      APPENDIX B

                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                                  DIRECTORS OF
                       AELTUS INVESTMENT MANAGEMENT, INC.


         Aeltus Investment Management, Inc. is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING Groep N.V.


         Aeltus Investment Management, Inc., is located at 10 State House Square, Hartford, CT 06103-3602; the address for all other entities listed above is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.



               PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AELTUS



                                   Positions and Offices
Name*                             with Investment Adviser                 Other Principal Position(s) Held
-----------------------------------------------------------------------------------------------------------------------

J. Scott Fox                 Director, Managing Director, Chief           Director, Managing Director, Chief
                             Operating Officer and Chief Financial        Operating Officer and Chief Financial
                             Officer                                      Officer, Aeltus Capital, Inc.; Director,
                                                                          Managing Director, Chief Operating Officer
                                                                          and Chief Financial Officer, Aeltus Trust
                                                                          Company.
-----------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney          Director                                     Director and President, Aetna Life
                                                                          Insurance and Annuity Company; Director and
                                                                          President, Aetna Retirement Services, Inc.;
                                                                          Executive Vice President, Aetna Inc.;
                                                                          Executive Vice President, Aetna Services,
                                                                          Inc.; Executive Vice President, Aetna Life
                                                                          Insurance Company; Director/Trustee of each
                                                                          of the Pilgrim Funds.
-----------------------------------------------------------------------------------------------------------------------
Catherine H. Smith           Director                                     Director, Senior Vice President and Chief
                                                                          Financial Officer, Aetna Retirement
                                                                          Services, Inc.; Director, Senior Vice
                                                                          President and Chief Financial Officer,
                                                                          Aetna Life Insurance and Annuity Company;
                                                                          Director, Aetna Insurance Company of
                                                                          America; Director, Aetna Investment Adviser
                                                                          Holding Company, Inc.
-----------------------------------------------------------------------------------------------------------------------


* The principal business address of Mr. Fox is 10 State House Square, Hartford, Connecticut 06103-3602. The principal business address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

                                                                      APPENDIX C

                  LIST OF OTHER INVESTMENT COMPANIES ADVISED BY
                       AELTUS INVESTMENT MANAGEMENT, INC.


         Aeltus Investment Management, Inc. also acts as investment adviser to the registered investment companies listed below, which have investment objectives that are similar to those of the Fund. The following table sets forth the name of each such investment company, its approximate net assets as of March 31, 2001, and the annual advisory fee charged by Aeltus (as a percentage of average daily net assets).



    NAME OF INVESTMENT     APPROXIMATE NET ASSETS     ANNUAL INVESTMENT ADVISORY
         COMPANY                                                  FEE
--------------------------------------------------------------------------------
Aetna Index Plus Large        $ 1,121,790,944                     0.35%
Cap VP

--------------------------------------------------------------------------------
Aetna Index Plus Large        $   397,906,981                     0.45%
Cap Fund

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    AB
ING   PILGRIM                                                  FIRST CLASS
From:                                                          U.S. POSTAGE
PROXY TABULATOR                                                    PAID
P.O. BOX 9132                                                      PROXY
HINGHAM, MA 02043-9132                                           TABULATOR



                               VOTE TODAY BY MAIL
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM



           Please fold and detach card at perforation before mailing


                  PILGRIM RESEARCH ENHANCED INDEX FUND


The undersigned hereby instructs James M. Hennessy or Kimberly A. Anderson (Proxies) to vote the shares held by him or her at the Special Meeting of Shareholders of the Pilgrim Research Enhanced Index Fund ("Meeting") to be held at: 8:00 a.m., local time, on July 24, 2001, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


 -------------------
       Date

Please vote, sign and date this voting instruction and return it in the enclosed envelope. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


 ---------------------------------------
  Signature(s) and Title(s), if applicable


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

                                                            PILGRIM

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

              Please fold and detach at perforation before mailing




PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                   [X]

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.



1.   To approve a new Sub-Advisory               For     Against    Abstain
     Agreement between ING Pilgrim Investments, /  /      /  /       /  /
     LLC and Aeltus Investment Management,
     Inc., with no change in the sub-advisory
     fee payable to the Sub-Adviser.

2.   To transact such other business as may      For     Against    Abstain
     properly come before the Meeting of        /  /      /  /       /  /
     Shareholders or any adjournments thereof.


                                                  PILGRIM